SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 23, 2013 4 (March 15, 2013)

TRULI MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	000-53641	26-3090646
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1174 N. Hillcrest Road, Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

310.274.0224

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

Effective March 15, 2013, Truli Media Group, Inc.(the “Company”) entered into an agreement with PlainJoe Studios, Inc.  Pursuant to the agreement, PlainJoe will provide branding and marketing design services on an hourly basis to the Company, with a total budgeted compensation amount of $244,800, payable $61,200 in cash and $183,600 in common stock, calculated by the average share price on the effective date.  The Company is required to pay 100% of the stock compensation and $10,200 of the cash compensation immediately, with additional amounts due as billed.

Item 9.01.  Exhibits

The following documents are included as exhibits and are hereby incorporated into this Current Report on Form 8-K by this reference:

No.

Description

10.1

Agreement between Truli Media Group, Inc. and PlainJoe Studios, Inc. dated March 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Truli Medai Group, inc.

Dated: April 23, 2013	By:	/s/ Michael Jay Solomon
Name: Michael Jay Solomon
Chief Executive Officer